UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 30, 2013

FIRST MARINER BANCORP
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	000-21815 (Commission File Number)	52-1834860 (IRS Employer Identification No.)

1501 S. Clinton Street, Baltimore, MD  21224
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (410) 342-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                     Compensatory Arrangements or Certain Officers.

(b)  On September 30, 2013, George Mantakos, Director, Executive Vice President and Chief Lending Officer of First Mariner Bank (the “Bank”), First Mariner Bancorp’s (the “Company”) wholly owned subsidiary, retired from his positions of Executive Vice President and Chief Lending Officer of the Bank.  Mr. Mantakos will continue as a Director of the Company and will continue to serve on several Board Committees, including Loan Committee, Audit Committee, and Asset/Liability Management Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: October 4, 2013	By:	/s/ Paul B. Susie
Paul B. Susie
Chief Financial Officer